Post-balance sheet events	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Post-balance sheet events	Post-balance sheet eventsOn July 14, 2026, ARC Resources Ltd. ("ARC") shareholders voted in favour of the previously announced acquisition by Shell. Under the terms of the agreement, ARC’s shareholders will receive CAD8.20 in cash and 0.40247 ordinary shares of Shell plc for each ARC share, resulting in an equity value of approximately USD13.6 billion, based on Shell’s closing share price at April 24, 2026 of GBP33.08 and GBP:CAD exchange ratio of 1.8480. The boards of both companies have unanimously supported the transaction, which is expected to close in the third quarter of 2026, subject to remaining regulatory approval.